November 1, 2023
Summary
Prospectus
VictoryShares Nasdaq Next 50 ETF (QQQN)
Before you invest, you may want to review the Fund’s Statutory Prospectus and Statement of Additional Information, both of which are dated November 1, 2023, and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.
You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at vcm.com.
You may also obtain this information at no cost by calling 866-376-7890 or by sending an e–mail request to VictoryMail@VCM.com.
You may also obtain this information at no cost from your financial intermediary.
Listed and traded on: The Nasdaq Stock Market LLC
vcm.com
866-376-7890

VictoryShares Nasdaq Next 50 ETF Summary
Investment Objective
The VictoryShares Nasdaq Next 50 ETF (the “Fund”) seeks to provide investment results that track the performance of the Nasdaq Q-50 Index (the “Index”) before fees and expenses.
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.15%
Other Expenses	0.14%
Total Annual Fund Operating Expenses	0.29%
Fee Waiver/Expense Reimbursement[1]	(0.11)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.18%
1
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed 0.18% through at least October 31, 2024. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of the period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$18	$82	$152	$357
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover will generally indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the most recent fiscal year, the Fund’s portfolio turnover rate was 63% of the average value of its portfolio.

VictoryShares Nasdaq Next 50 ETF Summary
Principal Investment Strategy
The Fund seeks to achieve its investment objective by investing at least 80% of its assets in securities in the Index. The Index is maintained exclusively by Nasdaq, Inc. (the “Index Provider”).
The Index is composed of the 50 largest nonfinancial domestic and international companies listed on The Nasdaq Stock Market based on market capitalization after excluding the companies included in the Nasdaq-100 Index. The Index is constructed without regard to market capitalization size, but its constituent companies typically will be large and mid cap.
The Fund generally seeks to track the returns of the Index before fees and expenses by employing a replication strategy that seeks to hold all the stocks in the Index in proportion to their weightings in the Index.
The Index is reconstituted quarterly, and the companies in the Index are weighted by market capitalization. The Index may include more than or fewer than 50 stocks depending on the number of companies meeting the Index's criteria. As of September 30, 2023, the Index had a market capitalization range from $6.0 billion to $134.3 billion.
From time to time, the Fund's investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. As of the date of this Prospectus, the Index is not concentrated in any industry or group of industries, although it is more focused in the information technology sector.
Principal Risks of Investing in the Fund
The Fund’s investments are subject to the following principal risks:
Equity Securities Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.
Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels, and other fiscal and monetary policy changes; cybersecurity incidents, pandemics, and other public health crises; sanctions against a particular foreign country, its nationals, businesses, or industries; and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.
Mid-Capitalization Stock Risk — Mid-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.
Large-Capitalization Stock Risk — The securities of large-sized companies may underperform the securities of smaller-sized companies or the market as a whole. The growth rate of larger, more established companies may lag those of smaller companies, especially during periods of economic expansion.

VictoryShares Nasdaq Next 50 ETF Summary
Limited Portfolio Holdings Risk — To the extent the Fund invests its assets in a fewer number of issuers than more diverse funds, a decline in the market value of a particular security may affect the Fund’s value more than if the Fund invested in a larger number of issuers.
Index Risk — The Fund attempts to track the performance of the Index. The Fund’s performance will be negatively affected by general declines in the securities and asset classes represented in the Index. In addition, because the Fund is not actively managed, unless a specific security is removed from the Index, the Fund generally will not sell a security because the security’s issuer was in financial trouble. The Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Passive Investment Risk — The Fund is not actively managed, and the Adviser does not take defensive positions under any market conditions, including declining markets.
Calculation Methodology Risk — The Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, nor the Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Tracking Error Risk — The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from its index. Tracking error may occur because of, among other reasons, differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.
Rebalancing Risk — In purchasing and selling securities to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would without a rebalancing policy. As a result of the need to rebalance, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise, and the rebalancing may result in high portfolio turnover. While we will attempt to minimize any adverse impact to the Fund or its shareholders, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy. Errors in index data, index computations or the construction of the index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.
Exchange-Traded Fund (“ETF”) Structure Risk — The Fund is structured as an ETF and, as a result, is subject to special risks, including:
◼
Not Individually Redeemable — The Fund’s shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share (“NAV”) only in large blocks known as Creation Units. The Fund may incur brokerage costs purchasing enough shares to constitute a Creation Unit. Alternatively, the Fund may redeem your shares by selling them on the secondary market at prevailing market prices.
◼
Trading Issues — Trading in shares on the exchange operated by Nasdaq Stock Market LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the shares. In stressed market conditions, authorized participants may be unwilling to participate in the creation/redemption process, particularly if the market for shares becomes less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings,

VictoryShares Nasdaq Next 50 ETF Summary
which may lead to widening of bid-ask spreads and differences between the market price of the shares and the underlying value of those shares.
◼
Market Price Variance Risk — The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a bid-ask spread charged by the exchange specialists, market makers, or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. This means that shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
◼
Authorized Participants Concentration Risk — A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
◼
Intraday Indicative Value (“IIV”) Risk — The Exchange intends to disseminate the approximate per share value of the Fund’s published basket of securities (“Deposit Securities”) every 15 seconds (the “intraday indicative value” or “IIV”). The IIV is not a real-time update of the NAV per share of the Fund because the IIV may not be calculated in the same manner as the NAV. For example, the calculation of the NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV and, unlike the calculation of NAV, the IIV does not take into account Fund expenses. The IIV calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close which could affect premiums and discounts between the IIV and the market price of the shares. In addition, the IIV is based on the published Deposit Securities and not on the Fund’s actual holdings.
◼
Tax-Efficiency Risk — Redemptions of shares may be effected for cash, rather than in kind, which means that the Fund may need to sell portfolio securities in order to complete an in-cash redemption, and may recognize net gains on these sales. As a result, investments in the shares may be less tax-efficient than investments in ETFs that redeem solely or principally in kind, and the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
Large Shareholder Risk — Certain large shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s shares. The actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, an affiliated fund that operates as a fund-of-funds or 529 college savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Concentration and Sector Risk — In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Index concentrates in the securities of issuers in a particular industry or sector, the Fund also can be expected to concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. If the Index is not concentrated in a particular industry or sector, the Fund will not concentrate in a particular industry or sector.
◼
Information Technology Sector Risk — Companies in the information technology sector face intense competition, both domestically and internationally. These companies may be smaller or newer and may have limited product lines, markets, financial resources, or personnel. The products of companies in the information technology sector may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable

VictoryShares Nasdaq Next 50 ETF Summary
changes in growth rates, and competition for the services of qualified personnel. These companies may be developing or marketing new products or services for which markets are not yet established and may never become established.
Valuation Risk — The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues, or otherwise.
Foreign Securities Risk — Foreign securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. Foreign securities could be affected by factors not present in the United States, including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. Depositary receipts may have additional risks, including creditworthiness of the depositary bank and the risk of an illiquid market. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may negatively affect an investment.
You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.
Investment Performance
The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund’s calendar year performance has varied over the past 10 years (or the life of the Fund if shorter). The table compares the Fund’s average annual total returns over the same period to one or more broad measures of market performance. We assume reinvestment of dividends and distributions.
Updated performance information is available on the Fund’s website at vcm.com.

VictoryShares Nasdaq Next 50 ETF Summary
Calendar Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	9.04%	June 30, 2021
Lowest Quarter	-20.28%	June 30, 2022

Year-to-date return	2.42%	September 30, 2023

Average Annual Total Returns (For the Periods Ended December 31, 2022)	1 Year	Life of Fund[1]
FUND
Before Taxes	-28.86%	-1.84%
After Taxes on Distributions	-29.01%	-1.98%
After Taxes on Distributions and Sale of Fund Shares	-16.98%	-1.38%
Index
Nasdaq Q-50 Index reflects no deduction for fees, expenses, or taxes	-28.72%	-6.24%
1
Inception date is October 10, 2020.
After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

VictoryShares Nasdaq Next 50 ETF Summary
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser. The portfolio manager primarily responsible for day-to-day management of the Fund is a member of the Adviser's Victory Solutions platform, which oversees the Adviser's rules-basedinvestment strategies.
Portfolio Management
	Title	Tenure with the Fund
Mannik Dhillon, CFA, CAIA®	President, VictoryShares and Solutions	Since September 2020
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares at NAV only in large blocks of 25,000 shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities by Authorized Participants (“APs”) that have entered into agreements with the Fund’s distributor. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund.
Shares of the Fund are listed for trading on the Exchange. Individual shares may only be purchased and sold in the secondary market through a broker or dealer at a market price. Because shares of the Fund trade at market prices rather than NAV, shares may trade at a price that is greater than (a premium), at, or less than (a discount) NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
For recent information about the Fund, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, visit vcm.com.
Tax Information
The Fund’s distributions generally are taxable as ordinary income, qualified dividend income, or capital gains. A sale of shares may result in a capital gain or loss.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

VictoryShares
4900 Tiedeman Road, 4th Floor
Brooklyn, OH 44144
VS-THEMATIC-SUMPRO (11/23)